REGISTRATION RIGHTS AGREEMENT


               THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), is entered into as of November 18, 1997, by and among Variflex, Inc., a Delaware corporation (the "COMPANY"), Remy Capital Partners IV, L.P., a Delaware limited partnership ("REMY") and Raymond H. Losi, II ("LOSI") (Remy and Losi are
sometimes collectively referred to herein as the "HOLDERS" and each, individually, a "HOLDER").

               In consideration of the mutual promises contained herein, the parties hereby agree as follows:


               SECTION 1 CERTAIN DEFINITIONS. As used in this Agreement, unless the context otherwise requires:

               "AFFILIATE" means, with regard to any Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such first Person; or (ii) any trust in which such Person is the trustee and has sole voting and dispositive power.

               "BUSINESS DAY" means any day that commercial banks are not authorized or required to close in Los Angeles, California.

               "COMMISSION" means the Securities and Exchange Commission or any other similar or successor agency of the United States government administering the Securities Act.

               "COMMON STOCK" means the Common Stock of the Company, par value $.001 per share.

               "EXCHANGE ACT" means the Securities Exchange Act of 1934, and any similar or successor federal statute, and the rules and regulations of the Commission thereunder, as in effect at the time.

               "INITIATING HOLDER" means the Holder who has given a Demand Notice pursuant to Section 2.1.

               "OFFERING" means the registration of the Company's securities under the Securities Act, whether underwritten or not, for sale to the public.

               "PERSON" means a corporation, an association, a trust, a partnership, a limited liability company, a joint venture, an organization, a business, an individual, a government or political subdivision thereof or a governmental body.

               "PROSPECTUS" means the prospectus included in any Registration Statement, together with and including any amendment or supplement to such prospectus, covering the Offering of any portion of the Registrable Securities covered by a Registration Statement, and all material incorporated by reference in such Prospectus.

               "REGISTRABLE SECURITIES" means shares of the Common Stock held by the Holders or their respective Affiliates or otherwise acquired by the Holders or their respective Affiliates (collectively, the "SHARES") and any securities issued or issuable with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or other reorganization. A security will cease to be a Registrable Security when it (a) has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (b) is distributed to the public pursuant to Rule 144 (or any similar rule then in force) under the Securities Act, or (c) has otherwise been transferred and a new certificate not bearing a restrictive legend and not subject to any stop transfer order lawfully has been delivered by or on behalf of the Company and no other restriction on transfer exists.

               "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission covering Registrable Securities.

               "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, together with the rules and regulations of the Commission promulgated thereunder, as in effect at the time.

               OTHER DEFINITIONS. The following terms shall have the meanings set forth in the following sections:


               DEFINITION                                 SECTION

               "COMPANY"                                  Introduction
               "CONTROLLING PERSON"                       5.1
               "DEMAND NOTICE"                            2.1
               "DEMAND REGISTRATION STATEMENT"            2.1
               "INDEMNIFIED PERSONS"                      5.1
               "LOSSES"                                   5.1
               "OTHER HOLDER"                             2.1
               "OTHER SHARES"                             2.1.1(a)
               "PIGGYBACK NOTICE"                         2.2.1
               "PIGGYBACK REGISTRATION STATEMENT"         2.2
               "REGISTERING HOLDERS"                      3.1
               "REGISTRATION EXPENSES"                    3.13
               "SHARES"                                   1


               SECTION 2  REGISTRATION RIGHTS.

               2.1 DEMAND REGISTRATION. Commencing on the date hereof, an Initiating Holder may, by notice to the Company (the "DEMAND NOTICE"), demand that the Company file, and the Company will file, a Registration Statement as soon as practicable covering the Registrable Securities specified in the Demand Notice by the Initiating Holder (a "DEMAND REGISTRATION STATEMENT"). Such Demand Registration Statement will be filed on an appropriate form under the Securities Act no later than ninety (90) days after the Company receives the Demand Notice. Remy will be entitled to demand that the Company file and cause to be declared effective Demand Registration Statements on three (3) separate occasions. Losi will be entitled to demand that the Company file and cause to be declared effective Demand Registration Statements on three (3) separate occasions. The Company will use its best efforts to cause any Demand Registration Statement to be declared effective on the date requested by the managing underwriter for the Offering (no earlier than sixty (60) days from the date of the Demand Notice), or, if such Offering is not underwritten, as soon as practicable after the filing with the Commission. The Company will keep such Demand Registration Statement effective until the Offering is completed (but not more than one hundred eighty (180) days from the effective date of the Demand Registration Statement). Upon receipt of a Demand Notice, the Company shall provide notice thereof to the Holder other than the Initiating Holder (the "OTHER HOLDER").

                      2.1.1 COMPANY/OTHER HOLDER PARTICIPATION. The Other Holder and/or the Company can elect to register equity securities of the Company in any Demand Registration Statement or to participate in the Offering, by including any of their Registrable Securities in the Demand Registration Statement, subject to the following:

                      (a) NOTICE. The Other Holder and/or the Company must give notice of such election to the Initiating Holder within fifteen (15) days after the Demand Notice was given by the Company to the Other Holder, including the number of Shares proposed to be sold by the Other Holder and/or the Company in the Offering (the "OTHER SHARES");

                      (b) CONDITIONS. The Other Holder and/or the Company must agree to sell such Other Shares on the same basis provided in the underwriting arrangements approved by the Initiating Holder and the Company (including standard indemnification provisions) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents reasonably required by such underwriting arrangements, by the Commission or by any state securities regulatory body;

                      (c) LIMITATION ON AMOUNT. If the managing underwriter for any underwritten Offering reasonably decides that inclusion of all or any portion of the Other Shares in such Offering would materially and adversely affect the ability of the underwriters to sell all of the securities requested to be included in such Offering, and delivers to the Company its written opinion to such effect, the number of Other Shares that may be sold in such Offering will be limited. In such event, the number of shares of Common Stock that may be sold in the Offering will be allocated first to the Initiating Holder, second, to the extent available, to the Other Holder, third, to the extent available, to the Company and, fourth, to the extent available, to any other party having registration rights with respect to the Common Stock.

               2.2 "PIGGYBACK" REGISTRATION. If at any time, or from time to time, the Company decides to file a Registration Statement covering any shares of its Common Stock (other than a registration statement on Form S-4 or S-8, or any form substituted therefor) for its own account or for the account of any stockholder (a "PIGGYBACK REGISTRATION STATEMENT"), the Holders will be entitled to include Registrable Securities in such registration and related Offering on the following terms and conditions.

                      2.2.1 NOTICE. The Company will promptly give notice of such decision to the Holders (a "PIGGYBACK NOTICE"). The Holders will have the right to request, by notice given to the Company within ten (10) Business Days after it receives the Piggyback Notice, that a specific number of Registrable Securities held by the Holders be included in the Piggyback Registration Statement and related underwritten Offering, if any.

                      If the Piggyback Registration Statement relates to an underwritten Offering, the Piggyback Notice must specify the name of the managing underwriter for such Offering. The Piggyback Notice must also specify the number of shares to be registered for the account of the Company and for the account of any stockholder, and the intended method of disposition of such shares.

                      2.2.2  UNDERWRITTEN  OFFERING.  If   the   Piggyback
Registration Statement relates to an underwritten Offering, as a condition to participation in such Piggyback Registration Statement the Holders must agree to sell its Registrable Securities on the same basis provided in the underwriting arrangements approved by the Company (including standard indemnification provisions) and to timely complete and execute all questionnaires, powers of attorney, indemnities, holdback agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements, by the Commission or by any state securities regulatory body.

                      2.2.3 BEST EFFORTS. The Company will use its best efforts to include in the Piggyback Registration Statement the number of Registrable Securities requested in response to the Piggyback Notice. If the managing underwriter for any underwritten Offering under the Piggyback Registration Statement reasonably decides that inclusion of all or any portion of the Registrable Securities in such Offering would materially and adversely affect the ability of the underwriters to sell all of the securities requested to be included in such Offering, and delivers to the Holders its written opinion to such effect, the number of securities that may be sold in such Offering will be limited. Securities to be sold will be allocated first to the Company (or, if the Offering is being made principally for the account of another Person, to such Person), second to the Holders pro rata between the Holders based upon the respective number of shares sought by each to be included in the Offering, and, third, to any other third party (or to the Company if the Offering is being made principally for the account of another Person) having registration rights with respect to the Common Stock.

                      2.2.4 WITHDRAWALS. The Holders will have the right to withdraw their Registrable Securities from the Piggyback Registration Statement, but if the same relates to an underwritten Offering, they may only do so during the time period and on terms agreed upon by the Holders and the underwriters for such underwritten Offering. The Company will on five (5) Business Days notice to the Holders have the right to withdraw any Piggyback Registration Statement at any time prior to the effective date thereof.

               2.3 SELECTION OF UNDERWRITERS. If the Registrable Securities covered by a Demand Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering may be designated by the Initiating Holder. If the Registrable Securities included in a Piggyback Registration Statement are to be sold in an underwritten Offering, the managing underwriter of such Offering will be designated by the Company (or, if the Offering is being made principally for the account of another Person, by such Person).

               SECTION 3 REGISTRATION PROCEDURES. The Company will use its best efforts to effect any registration under Section 2 in a manner that permits the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition. The Company will, as promptly as practicable, do the following.

               3.1 REVIEW. At least five (5) Business Days before filing a Registration Statement or Prospectus, the Company will furnish to the Holder(s) who are participating in such Registration Statement (the "REGISTERING HOLDERS") and the underwriters, if any, copies of all such documents proposed to be filed. Such documents will be subject to the review of the Registering Holders and such underwriters (and their respective counsel). The Company will not file any Registration Statement or any Prospectus to which the Registering Holders or the underwriters, if any, reasonably object. If the Registration Statement is a Piggyback Registration Statement relating to an underwritten Offering and the underwriters do not agree with such objection by the Registering Holders and the Registering Holders are permitted to withdraw any Registrable Securities from such Offering, the Company can file the Piggyback Registration Statement notwithstanding such objection by the Registering Holders.

               3.2 AMENDMENTS. The Company will (a) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable time period required herein; (b) cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Registering Holders set forth in such Registration Statement or Prospectus supplement.

               3.3 NOTIFICATION. The Company will promptly notify the Registering Holders and the managing underwriters, and (if requested by any such Person) confirm such notification in writing, (a) when the Prospectus has been filed, and, with respect to the Registration Statement, when it has become effective, (b) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (c) of the issuance of any stop order suspending the effectiveness of the Registration Statement, or the refusal or suspension of qualification of registration of Registrable Securities, or the initiation of any proceedings for that purpose, (d) if at any time the representations and warranties of the Company contemplated by Section 8 cease to be true and correct, and (e) of any event that makes any material statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or that requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading in any material respect. The Company will make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               If any event contemplated by clause (e) occurs, the Company will promptly prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. Upon receipt of any notice from the Company that any event of the kind described in clause (e) has happened, the Registering Holders will discontinue offering the Registrable Securities until the Registering Holders receive the copies of the supplemented or amended Prospectus contemplated by the previous sentence, or until they are advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. The period during which distribution of the Shares is suspended will not be counted toward completion of the required period of effectiveness for any Registration Statement.

               3.4 INFORMATION INCLUDED. If requested by the managing underwriters or the Registering Holders, the Company will immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and the Registering Holders agree should be included therein relating to the sale of the Registrable Securities, including, but not limited to, information with respect to the number of Registrable Securities being sold to such underwriters or other Persons, the purchase price being paid therefor by such underwriters or other Persons and any other terms of the distribution of the Registrable Securities to be sold in such Offering. Such information will include, if applicable, any required disclosure of arrangements with underwriters. The Company will make all required filings of such Prospectus supplement or post-effective amendment as promptly as practicable after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

               3.5 COPIES. The Company will (a) promptly furnish to the Registering Holders and each managing underwriter without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference), and (b) promptly deliver to the Registering Holders and the underwriters without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Registering Holders and the underwriters in connection with the Offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

               3.6 BLUE SKY REQUIREMENTS. Prior to any Offering of Registrable Securities covered by a Registration Statement under Section 2, the Company will register or qualify or cooperate with the Registering Holders, the underwriters and their respective counsel in connection with the registration or qualification of such Registrable Securities under the securities or blue sky laws of such jurisdictions as the Registering Holders or underwriter reasonably request in writing, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities. The Company will not be required to take any actions under this subsection if such actions would require it to submit to the general taxation of such jurisdiction or to file therein any general consent to service of process, unless this limitation means that the Registrable Securities would not be qualified (or exempt from qualification) for offer and sale in at least twenty
(20) states.

               3.7 OTHER REGISTRATIONS. The Company will use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities other than the Commission and state securities regulatory bodies as may be necessary to enable the Registering Holders or the underwriters to consummate the disposition of such Registrable Securities.

               3.8 CERTIFICATES. The Company will cooperate with the Registering Holders and the managing underwriter to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold that do not bear any restrictive legends. Such certificates will be in such denominations and registered in such names as the managing underwriter requests at least two (2) business days prior to any sale of Registrable Securities to the underwriters.

               3.9 OTHER ACTIONS. In addition, the Company will (a) make such representations and warranties to the Registering Holders and the underwriters as are customarily made by issuers to underwriters in primary underwritten offerings (or as may be reasonably requested by the underwriters), (b) obtain opinions of counsel to the Company and updates (which counsel and opinions must be reasonably satisfactory to the Registering Holders), (c) obtain customary "cold comfort" letters and updates from the Company's independent certified public accountants addressed to the underwriters, and use its best efforts to obtain such a letter for the Registering Holders or to obtain a letter from such accountants authorizing the Registering Holders to rely on such "cold comfort" letter, (d) if an underwriting agreement is entered into, ensure it sets forth in full the indemnification provisions and procedures of Section 4 with respect to the Company and the Registering Holders, and (e) deliver such documents and certificates as may be requested by the Registering Holders and the managing underwriter to evidence compliance with clause (a) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company with the Registering Holders. The above will be done in connection with each closing under such underwriting or similar agreement or as and to the extent required thereunder.

               3.10 DUE DILIGENCE. The Company will make available for inspection by the Registering Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the Registering Holders or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to be available to discuss and to supply all information reasonably requested by any such person in connection with the Registration Statement. All such records, information or documents will be subject to standard confidentiality arrangements.

               3.11 BEST EFFORTS. The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and state securities regulatory bodies.

               3.12 SECTION 11(A) NOTICE. The Company will make generally available to its stockholders earnings statements satisfying the provisions of
Section 11(a) of the Securities Act no later than thirty (30) days after the end of any twelve (12) month period (or sixty (60) days, if such period is a fiscal year) (a) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten Offering, or, if not sold to underwriters in such an Offering, (b) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements will cover such twelve (12) month period.

               3.13 EXPENSES. Except as set forth in the last sentence of this subsection and in subsection 6.13.4, all expenses incident to the Company's performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger expenses, telephone and delivery expenses, and fees and disbursements of Company counsel and of independent certified public accountants of the Company (including the expenses of any special audit required by or incident to such performance), will be borne by the Company. The Company will also pay its internal expenses, the expense of any annual audit and the fees and expenses of any Person retained by the Company. In addition, the Company will pay all reasonable fees and disbursements of one counsel (designated by the Initiating Holder, and if there is no Initiating Holder, by a majority of the Holders participating in the Offering) to the Holders. All such expenses are referred to herein as "REGISTRATION EXPENSES." All underwriting fees and commissions with respect to an underwritten Offering, and transfer taxes, if any, will be borne by each Holder in proportion to the number of Registrable Securities sold by such Holder.


               SECTION 4  INDEMNIFICATION.

               4.1 INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold harmless the Registering Holders, their respective officers, directors, agents (including, but not limited to counsel) and employees and each Person who controls the Registering Holders (within the meaning of Section 15 of the Securities Act) (each, a "CONTROLLING Person") (all of the foregoing are "INDEMNIFIED PERSONS") from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses ("LOSSES") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which the Indemnified Person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) any violation by the Company of the Securities Act or the Exchange Act, or other federal or state law applicable to the Company and relating to any action or inaction required of the Company in connection with such registration. In addition, the Company will reimburse the Indemnified Person for any investigation, legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such Loss. The Company will not be liable with respect to the portion of any such Loss that arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, Prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Indemnified Person specifically for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person, and will survive the transfer of such securities by the Indemnified Person. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act) to the same extent customarily requested by such Persons in similar circumstances.

               4.2 INDEMNIFICATION BY HOLDER OF REGISTRABLE  SECURITIES.  If the
Holders sell Registrable Securities under a Prospectus that is part of a Registration Statement, the Holders will indemnify and hold harmless the Company, its directors and each officer who signed such Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) under the same circumstances as the foregoing indemnity from the Company to the Holders to the extent that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Holders furnished to the Company by the Holders expressly for use therein. In no event will the aggregate liability of the Holders exceed the amount of the net proceeds received by the Holders upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or such officer, director, employee or Controlling Person, and will survive the transfer of such securities by the Holders. The Company and the Holders will be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such Persons in similar circumstances.

               4.3 CONTRIBUTION. If the indemnification provided for in the foregoing Sections is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which the foregoing Sections would otherwise apply by their terms (other than by reason of exceptions provided in the foregoing Sections), then each applicable indemnifying party, in lieu of indemnifying such indemnified party, will have a joint and several obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses. Such contribution will be in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any such Losses will be deemed to include any investigation, legal or other fees or expenses incurred by such party in connection with any investigation or proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in the foregoing Sections was available to such party.

               4.4 CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder will (a) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (b) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Any Person entitled to indemnification hereunder will have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel will be at the expense of such Person and not of the indemnifying party unless (x) the indemnifying party has agreed to pay such fees or expenses, (y) the indemnifying party has failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person, or (z) in the opinion of counsel of the Person to be indemnified, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims. In the case of
(z), if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party will not have the right to assume the defense of such claim on behalf of such Person. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term the giving of a release, by all claimants or plaintiffs, to such indemnified party from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel in each relevant jurisdiction for all parties indemnified by such indemnifying party with respect to such claim.

               SECTION 5  OTHER AGREEMENTS.

               5.1    HOLDBACK AGREEMENTS.

                      5.1.1 RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. The Company agrees not to effect any public or private sale or distribution of securities of the same class as the Registrable Securities, or convertible into or exchangeable or exercisable for securities of the same class as the Registrable Securities, including a sale pursuant to Regulation D under the Securities Act, during the ten (10) day period prior to, and during the ninety
(90) day period beginning on the closing date of, an Offering made pursuant to a Demand Notice.

                      5.1.2 RESTRICTIONS ON PUBLIC SALE BY THE HOLDERS. If requested by the managing underwriter of an underwritten offering, the Holders will not effect any public sale or distribution of securities of the same class (or securities exchangeable or exercisable for or convertible into securities of the same class) as the securities included in the Offering, including, but not limited to, a sale pursuant to Rule 144 of the Securities Act during the ten
(10) day period prior to and the ninety (90) day period (or shorter period requested by the underwriter) subsequent to an Offering.

               5.2 RULE 144. The Company will file, on a timely basis, all reports required to be filed by it under the Securities Act and the Exchange Act, and will take such further action and provide such documents as any holder of Registrable Securities may request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holders, the Company will deliver to the Holders a written statement verifying that it has complied with such information and requirements.

               5.3    REPRESENTATIONS AND WARRANTIES.

                      5.3.1 VALIDITY. The Company represents and warrants to the Holders that this Agreement has been duly and validly executed and delivered by the Company and constitutes a legally valid and binding agreement of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

                      5.3.2  NO   INCONSISTENT   AGREEMENTS.   The  Company
represents and warrants that it has not previously entered into, and will not on or after the date of this Agreement enter into, any agreement with respect to its securities that is inconsistent with the terms of this Agreement, including any agreement that impairs or limits the registration rights granted to the Holders or that otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations under this Agreement.

                      5.3.3 FURNISH INFORMATION. The Company will promptly deliver to the Holders copies of all financial statements, reports and proxy statements that the Company is required to send to its stockholders generally.


               SECTION 6  MISCELLANEOUS PROVISIONS.

               6.1 AMENDMENTS; WAIVERS. Amendments, waivers, demands, consents and approvals under this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

               6.2 INTEGRATION. This Agreement is the entire agreement between the parties pertaining to its subject matter, and supersedes all prior agreements and understandings of the parties in connection with such subject matter.

               6.3 INTERPRETATION; GOVERNING LAW. This Agreement is to be construed as a whole and in accordance with its fair meaning. This Agreement is to be interpreted in accordance with the laws of the State of California.

               6.4 HEADINGS. Headings of Sections and subsections are for convenience only and are not a part of this Agreement.

               6.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which constitute one agreement.

               6.6 SUCCESSORS AND ASSIGNS. This Agreement is binding upon and inures to the benefit of each party and such party's respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

               6.7 REPRESENTATION BY COUNSEL; INTERPRETATION. Each party acknowledges that it has been represented by counsel in connection with this Agreement. Any rule of law, including, but not limited to, Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it, has no application and is expressly waived.

               6.8 SPECIFIC PERFORMANCE. In view of the uniqueness of the matters contemplated by this Agreement, the Holders would not have an adequate remedy at law for money damages if this Agreement is not being performed in accordance with its terms. The /Company therefore agrees that the Holders will be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled.

               6.9 TIME IS OF THE ESSENCE. Time is of the essence in the performance of each and every term, provision and covenant in this Agreement.

               6.10 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement shall not affect the validity or enforceability of any other of its provisions. If one or more provisions hereof shall be so declared invalid or unenforceable, the remaining provisions shall remain in full force and effect and shall be construed in the broadest possible manner to effectuate the purposes hereof. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable provisions which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

               6.11 NOTICES. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given for all purposes (i) upon personal delivery, (ii) one (1) business day after being sent, when sent by professional overnight courier service for next business day delivery from and to locations within the continental United States, (iii) five
(5) days after posting when sent by registered or certified mail, or (iv) on the date of receipt by the sending party of confirmation of the successful transmission of the facsimile, as printed by the facsimile machine, when sent by facsimile. Any party hereto may from time to time by notice in writing served upon the others as provided herein, designate a different mailing address or a different party to which such notices or demands are thereafter to be addressed or delivered.

               6.12 FURTHER ACTIONS. Subject to the terms and conditions of this Agreement, each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

               6.13   ARBITRATION.

                      6.13.1 Any and all disputes of any nature (whether sounding in contract or in tort) arising out of or relating to this Agreement shall be initiated, maintained and determined exclusively by binding arbitration in the County of Los Angeles, State of California, pursuant to Section 6.13.3. The parties agree irrevocably to submit themselves, in any suit to confirm the judgment or finding of such arbitrator, to the jurisdiction of the United States District Court for the Central District of California and the jurisdiction of any court of the State of California located in Los Angeles County and waive any and all objections to jurisdiction that they may have under the laws of the State of California or the United States.

                      6.13.2 In case of a dispute, any party may commence the arbitration by giving written notice to the other pursuant to Section 6.11. The Arbitrator will be a retired judge of the United States District Court for the Central District of California or of the Superior Court of the State of California in and for the County of Los Angeles. The arbitration proceeding will be conducted by means of a reference pursuant to California Code of Civil Procedure Section 638(1). Within ten (10) business days after receipt of the notice requesting arbitration, the parties shall attempt in good faith to agree upon the Arbitrator to whom the dispute will be referred and on a joint statement of contentions. Unless agreement as to an Arbitrator is theretofore reached, within ten (10) business days after receipt of the notice requesting arbitration, each party shall submit the names of three (3) retired judges who have served at least five (5) years as trial judges in the Superior Court of the State of California or in the United States District Court. Either party may then file a petition seeking the appointment by the presiding Judge of the Superior Court of one of the persons so named as "referee" in accordance with said Code of Civil Procedure 638(1), which petition shall recite in a clear and meaningful manner the factual basis of the controversy between the parties and the issues to be submitted to the referee for decision. Each party hereby consents to the jurisdiction of the Superior Court in and for the County of Los Angeles for such action and agrees that service of process will be deemed completed when a notice similarly sent would be deemed received under Section 6.11.

                      6.13.3 The hearing before the Arbitrator shall be held within thirty (30) days after the parties reach agreement as to the identity of the Arbitrator (or within thirty (30) days after the appointment by the court). Unless more extensive discovery is expressly permitted by the Arbitrator, each party shall have only the right to one document production request, shall serve but one set of interrogatories and shall only be entitled to depose those witnesses which the Arbitrator expressly permits, it being the parties' intention to minimize discovery procedures and to hold the hearing on an expedited basis. The Arbitrator shall establish the discovery schedule promptly following submission of the joint statement of intentions (or the filing of the answer to the petition), which schedule shall be strictly adhered to. All decisions of the Arbitrator shall be in writing and shall not be subject to appeal. The Arbitrator shall make all substantive rulings in accordance with California law and shall have authority equal to that of a Superior Court Judge to grant equitable relief in an action pending in Los Angeles Superior Court in which all parties have appeared. The Arbitrator shall use its best efforts to hear the dispute on consecutive days and to render a decision and award within thirty (30) days. Unless otherwise agreed to by the parties to the dispute being arbitrated, a court reporter shall be present at and record the proceedings of the hearing. All motions shall be heard at the time of the hearing. The Arbitrator shall determine which rules of evidence, and which procedural rules, shall apply. In the absence of a determination thereof by the Arbitrator, the rules of the American Arbitration Association, not inconsistent with this
Section 6.13, shall apply to the conduct of the proceeding.

                      6.13.4 The fees and costs of the Arbitrator shall be shared equally by all disputing parties. The Arbitrator shall award legal fees, disbursements and other expenses to the prevailing party or parties for such amounts as determined by the Arbitrator to be appropriate. Judgment upon the Arbitrator's award may be entered as if after trial in accordance with California law. Should a party fail to pay fees as required, the other party or parties may advance the same and shall be entitled to a judgment from the Arbitrator in the amount of such fees plus interest at the prime rate as determined by the Bank of America. Any award issued by the Arbitrator shall bear interest at the judgment rate in effect in the State of California from the date determined by the Arbitrator.

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officers as of the day and year first above written.


                                VARIFLEX, INC.


                                By:
                                       ----------------------------
                                Name:
                                       ----------------------------
                                Title:
                                       ----------------------------

                                Address:      5152 North Commerce Ave.
                                              Moorpark, California  93021
                                Facsimile:    (805) 523-7384


                                REMY CAPITAL PARTNERS IV, L.P.

                                By:    REMY INVESTORS, LLC, a Delaware
                                       limited liability company
                                Its:   General Partner


                                By:
                                       ----------------------------
                                Name:  Mark Siegel
                                Title: Managing Member

                                Address:      1801 Century Park East
                                              Suite 1111
                                              Los Angeles, California  90067
                                Facsimile:    (310) 843-0010



                                ----------------------------------
                                RAYMOND H. LOSI, II

                                Address:      5152 North Commerce Ave.
                                              Moorpark, California  93021
                                Facsimile:    (805) 523-7384